SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant | X |
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|X|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12


                              VISX, INCORPORATED
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: common stock, $.01 par value per share

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     (2)   Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)   Proposed maximum aggregate value of transaction:

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     (5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials.

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|_|  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:

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

                   IMPORTANT NOTICE FROM VISX, INCORPORATED
         Use the enclosed voter authorization form as your gold proxy or vote by telephone or internet
                 ANNUAL MEETING OF STOCKHOLDERS--May 23, 2003

Dear Visx Shareholder:

We encourage you to vote by telephone or internet. It is faster and saves your company money. You can also vote by dating, signing and returning the enclosed voter authorization form, which represents your gold proxy card, in the envelope provided. Carl Icahn has filed preliminary material. If he mails proxy materials you will not be able to vote by telephone or internet and will therefore have to vote by mail.

If you have any questions about telephone or internet voting or need other assistance, please call MacKenzie Partners, Inc., Toll-Free at 800-322-2885 or Collect at 212-929-5500. Thank you for voting promptly.



     [TELEPHONE GRAPHIC]                            [COMPUTER GRAPHIC]

     Vote by Telephone                              Vote by Internet

Call the Toll-Free 1-800 number              WWW.PROXYVOTE.COM
listed on the enclosed voting
instruction form

1. Review the enclosed proxy                 1. Review the enclosed proxy
   materials and Voting                         materials and Voting
   Instruction Form.                            Instruction Form.

2. Call the toll-free phone number.          2. Go to website www.proxyvote.com.

3. Enter your 12-digit control               3. Enter your 12-digit control
   number located in the top line               number located in the top line
   of the label containing your                 of the label containing your
   name and address on the                      name and address on the
   accompanying Voting Instruction              accompanying Voting Instruction
   Form.                                        Form.

4. Follow the simple instructions.           4. Follow the simple instructions.



Sincerely,
VISX, Incorporated